UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

OPTICAL CABLE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA		24019
(Address of principal executive offices)		(Zip Code)

(540) 265-0690
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	OCC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01 Entry into a Material Definitive Agreement

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibits

Item 1.01 Entry into a Definitive Agreement

Eleventh Loan Modification Agreement.

On April 30, 2020, Optical Cable Corporation (the “Company”) and Pinnacle Bank, a Tennessee banking corporation, as successor in interest by name change and by merger with the Bank of North Carolina (the “Lender”) entered into an Eleventh Loan Modification Agreement (the “Agreement”) to modify the Credit Agreement dated April 26, 2016 (as amended and modified by Loan Modification Agreement dated December 21, 2016, and by a Second Loan Modification Agreement dated February 28, 2017, and by a Third Loan Modification Agreement dated April 27, 2017, and by a Fourth Loan Modification Agreement dated April 10, 2018, and by a Fifth Loan Modification Agreement dated October 15, 2018, and by a Sixth Loan Modification Agreement dated April 30, 2019 and by a Seventh Loan Modification Agreement dated September 11, 2019 and by an Eighth Loan Modification Agreement dated January 20, 2020 (the “Eighth Amendment”) and by a Ninth Loan Modification Agreement dated March 10, 2020 and by a Tenth Loan Modification Agreement Dated April 15, 2020 (collectively, the “Credit Agreement”). The Credit Agreement, the Notes, and the ancillary documents (as defined in the Credit Agreement), as amended by the Agreement are defined as the “Loan”.

The primary purpose of the Agreement was to remove a requirement that the Company secure a financing commitment letter, similar equity commitment or combination thereof to refinance the Revolving Credit Note (which matures on June 30, 2020) under the Credit Agreement, prior to May 1, 2020 as required by Section 3(e) of the Eighth Amendment.

The Loan remains generally secured by the land and buildings at the Company’s headquarters and manufacturing facilities located in Roanoke, Virginia and its manufacturing and office facilities located near Asheville, North Carolina and the Company’s personal property and assets.

All other terms of the Loan remain unaltered and remain in full force and effect.

The Agreement with the Lender is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

4.1
Eleventh Loan Modification Agreement dated April 30, 2020 by and between Optical Cable Corporation and Pinnacle Bank, a Tennessee banking corporation, as successor in interest by name change and by merger with the Bank of North Carolina. (FILED HEREWITH)

104	Cover page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: May 6, 2020